                                                                 Exhibit 7(c)(3)




                            LIBERTY MEDIA CORPORATION

                                       AND

                              THE BANK OF NEW YORK

                                     Trustee

                              ---------------------

                          EIGHTH SUPPLEMENTAL INDENTURE

                          Dated as of December 3, 2001

                              ---------------------

                        Supplementing the Trust Indenture

                            Dated as of July 7, 1999

                              --------------------

                          7-3/4% Senior Notes due 2009

      EIGHTH SUPPLEMENTAL INDENTURE, dated as of the 3rd day of December, 2001, between LIBERTY MEDIA CORPORATION, a corporation existing under the laws of the State of Delaware (the "Company"), and The Bank of New York, a New York banking corporation, having its principal corporate trust office in The City of New York, New York, as trustee (the "Trustee");

      WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture dated as of July 7, 1999 (the "Original Indenture" and, together with this Eighth Supplemental Indenture, the "Indenture") providing for the issuance by the Company from time to time of its senior debt securities to be issued in one or more series (in the Original Indenture and herein called the "Securities");

      WHEREAS, the Company, in the exercise of the power and authority conferred upon and reserved to it under the provisions of the Original Indenture and pursuant to appropriate resolutions of the Board of Directors, has duly determined to make, execute and deliver to the Trustee this Eighth Supplemental Indenture to the Original Indenture in order to establish the form and terms of, and to provide for the creation and issue of, a series of Securities designated as the "7-3/4% Senior Notes due 2009" under the Original Indenture in the aggregate principal amount of $237,800,000;

      WHEREAS, Section 901 of the Original Indenture provides, among other things, that the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, without the consent of any Holders, may enter into an indenture supplemental to the Original Indenture to establish the terms of Securities of any series as permitted by Sections 201 and 301 of the Original Indenture; and

      WHEREAS, all things necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee or any Authenticating Agent and issued upon the terms and subject to the conditions hereinafter and in the Indenture set forth against payment therefor, the valid, binding and legal obligations of the Company and to make this Eighth Supplemental Indenture a valid, binding and legal agreement of the Company, have been done;

NOW, THEREFORE, THIS EIGHTH SUPPLEMENTAL INDENTURE WITNESSETH that, in order to establish the terms of a series of Securities designated as the "7-3/4% Senior Notes due 2009," and for and in consideration of the premises and of the covenants contained in the Original Indenture and in this Eighth Supplemental Indenture and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed as follows:

                                  ARTICLE ONE

                              DEFINITIONS AND OTHER
                        PROVISIONS OF GENERAL APPLICATION

      Section 101. Definitions.

      Each capitalized term that is used herein and is defined in the Original Indenture shall have the meaning specified in the Original Indenture unless such term is otherwise defined herein.

      "Clearstream" shall mean Clearstream Banking Luxembourg, or its successors.

      "Comparable Treasury Issue" shall mean the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the Remaining Life of the Securities that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Remaining Life of the Securities.

      "Comparable Treasury Price" shall mean, with respect to any Redemption Date, (1) the average of the five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (2) if the Trustee obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

      "Depository" shall have the meaning assigned to it in the Original Indenture.

      "DTC" shall mean The Depository Trust Company.

      "Euroclear" shall mean Euroclear Bank S.A./N.V., or its successors, as operator of the Euroclear System.

      "Independent Investment Banker" shall mean one of the Reference Treasury Dealers appointed by the Company.

      "Interest Payment Date" shall have the meaning assigned to it in Section 206.

      "Purchasers" shall mean Credit Suisse First Boston Corporation, Salomon Smith Barney Inc., TD Securities (USA) Inc. and J.P. Morgan Securities Inc.

      "Reference Treasury Dealer" shall mean each of Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. government securities dealer (a "Primary Treasury Dealer"), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

      "Reference Treasury Dealer Quotations" shall mean, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

      "Remaining Scheduled Payments" shall mean the remaining scheduled payments of principal of, and interest on, the Securities that would be due after the related Redemption Date for such redemption.

      "Securities" shall mean the Company's 7-3/4% Senior Notes due 2009.

      "Securities Act" shall mean the United States Securities Act of 1933, as amended.

      "33 Act Registered Security" shall have the meaning assigned to it in
Section 213.

      "Treasury Rate" shall mean, with respect to any Redemption Date, the rate per annum equal to the semi-annual yield to maturity of the Comparable Treasury Issue, calculated on the third Business Day preceding such Redemption Date assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

      Section 102. Section References.

      Each reference to a particular section set forth in this Eighth Supplemental Indenture shall, unless the context otherwise requires, refer to this Eighth Supplemental Indenture.


                                  ARTICLE TWO

                        TITLE AND TERMS OF THE SECURITIES

      Section 201. Title of the Securities.

      The title of the Securities of the series established hereby is the "7-3/4% Senior Notes due 2009."

      Section 202. Amount and Denominations.

      The aggregate principal amount of the Securities which may be authenticated and delivered under the Indenture is limited to $237,800,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the same series pursuant to Section 304, 305, 306, 904 or 1107 of the Original Indenture; provided, however, that the Securities may be reopened, without the consent of the Holders thereof, for issuance of additional Securities.

      Section 203. Registered Securities.

      The certificate for the Securities shall be a Registered Security and shall be in substantially the form attached hereto as Exhibit A, and shall bear the legends as are inscribed thereon.

      Section 204. Issuance and Pricing.

      The Securities shall be issued and sold by the Company to the Purchasers, parties to the Purchase Agreement dated December 3, 2001 with the Company, at a price equal to 100.893% of the principal amount.

      Section 205. Stated Maturity.

      The Stated Maturity of the Securities on which the principal thereof is due and payable shall be July 15, 2009.

      Section 206. Interest.

      The principal of the Securities shall bear interest from December 3, 2001 or from the most recent Interest Payment Date to which interest has been paid or provided for, payable semiannually on January 15 and July 15 of each year (each, an "Interest Payment Date"), commencing July 15, 2002, to the Persons in whose names the Securities (or one or more Predecessor Securities) are registered at the close of business on the January 1 or July 1 next preceding such Interest Payment Date. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

      Interest on the Securities will accrue at the rate of 7-3/4% per annum until the principal thereof is paid or made available for payment.

      Section 207. Registration and Transfer.

      The principal of and interest on the Securities shall be payable and the Securities may be surrendered or presented for payment, the Securities may be surrendered for registration of transfer or exchange, and notices and demands to or upon the Company in respect of the Securities and the Indenture may be served, at the office or agency of the Company maintained for such purposes in The City of New York, State of New York from time to time, and the Company hereby appoints the Trustee, acting through its office or agency in The City of New York designated from time to time for such purpose, as its agent for the foregoing purposes; provided, however, that at the option of the Company, payment of interest on the Securities may be made by check mailed to the address of the Persons entitled thereto, as such addresses shall appear in the Security Register; and provided, further, that (subject to Section 1002 of the Indenture) the Company may at any time remove the Trustee as its office or agency in The City of New York designated for the foregoing purposes and may from time to time designate one or more other offices or agencies for the foregoing purposes and may from time to time rescind such designations. Notwithstanding the foregoing, a Holder of $10 million or more in aggregate principal amount of certificated Securities on a Regular Record Date shall be entitled to receive interest payments on the next succeeding Interest Payment Date, other than an Interest Payment

Date that is also the date of Maturity, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 calendar days prior to the applicable Interest Payment Date. Any wire transfer instructions received by the Trustee will remain in effect until revoked by the Holder.

      Section 208. Redemption of the Securities.

      The Securities will be redeemable at the option of the Company, in whole or in part at any time or from time to time, on at least 30 but not more than 60 days prior notice, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed or (ii) the sum, as determined by the Independent Investment Banker, of the present values of the Remaining Scheduled Payments of the Securities to be redeemed, discounted, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points. In the case of each of clause (i) and
(ii), accrued interest will be payable to the Redemption Date.

      Section 209. Denominations.

      The Securities shall be issued in denominations of $1,000 and integral multiples in excess thereof.

      Section 210. Currency.

      The interest and principal on the Securities shall be payable only in Dollars.

      Section 211. Applicability of Certain Indenture Provisions.

      Sections 402 (including, without limitation, Sections 402(2) and 402(3)), 403, 1005, 1006 and 1007 of the Indenture shall apply to the Securities.

      Section 212. Security Registrar and Paying Agent.

      The Trustee shall be Security Registrar and the initial Paying Agent and initial transfer agent for the Securities (subject to the Company's right (subject to Section 1002 of the Indenture) to remove the Trustee as such Paying Agent and/or transfer agent with respect to the Securities and, from time to time, to designate one or more co-registrars and one or more other Paying Agents and transfer agents and to rescind from time to time any such designations), and The City of New York is designated as a Place of Payment for the Securities.

      Section 213. Global Security.

      The Securities are being offered and sold pursuant to the Company's Registration Statement on Form S-3 (File No. 333-66034), which is an effective registration statement under the Securities Act. The Securities shall be issued in the form of a single, permanent Global Security in definitive fully registered form without interest coupons, substantially in the form of Exhibit A (the "33 Act Registered Security"). The 33 Act Registered Security shall be deposited on behalf of the Purchasers of the Securities represented thereby with the custodian for DTC, the initial Depositary, and registered in the name of Cede & Co., as nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in the Original Indenture. The aggregate principal amount of the 33 Act Registered Security may from time to time be increased or decreased by adjustments made on the records of the custodian for the Depositary or the Depositary or its nominee, as the case may be. The depositary arrangements shall initially be those employed by DTC and shall thereafter be those employed by whoever shall be the Depositary with respect to the Securities from time to time.

      The provisions of the "Operating Procedures of the Euroclear System" and the "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations" and "Instructions to Participants" of Clearstream, respectively, shall be applicable to the 33 Act Registered Security insofar as interests in the 33 Act Registered Security are held by the agent members of Euroclear or Clearstream. Account holders or participants in Euroclear and Clearstream shall have no rights under the Indenture with respect to the 33 Act Registered Security, and the Depositary or its nominee may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of the 33 Act Registered Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between DTC and its agent members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

      Section 214. Sinking Fund.

      The Securities shall not be subject to any sinking fund or similar provision and shall not be redeemable at the option of the holder thereof.

      Section 215. Conversion.

      The Securities shall not be convertible into Common Stock and shall not be exchangeable for any other securities.


                                 ARTICLE THREE

                            MISCELLANEOUS PROVISIONS

      The Trustee makes no undertaking or representations in respect of, and shall not be responsible in any manner whatsoever for and in respect of, the validity or sufficiency of this Eighth Supplemental Indenture or the proper authorization or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

      Except as expressly amended hereby, the Original Indenture shall continue in full force and effect in accordance with the provisions thereof and the Original Indenture is in all respects hereby ratified and confirmed. This Eighth Supplemental Indenture and all its provisions shall be deemed a part of the Original Indenture in the manner and to the extent herein and therein provided.

      This Eighth Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

      This Eighth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Eighth Supplemental Indenture to be duly executed as of the day and year first above written.


                                        LIBERTY MEDIA CORPORATION



                                        By:_________________________________
                                           Name:
                                           Title:


                                        THE BANK OF NEW YORK, as Trustee



                                        By:_________________________________
                                           Name:
                                           Title:

                                    Exhibit A

                                 GLOBAL SECURITY



THIS SECURITY IS A GLOBAL SECURITY UNDER THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY (AS DEFINED IN THE INDENTURE) OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY, OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                                   Exhibit A-1

No. R-1                                                             $237,800,000
CUSIP No. 530718AA3


                            LIBERTY MEDIA CORPORATION

                          7-3/4% Senior Notes due 2009

                                 Global Security


      Liberty Media Corporation, a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Two Hundred Thirty Seven Million Eight Hundred Thousand Dollars ($237,800,000) on July 15, 2009, and to pay interest thereon from December 3, 2001 or from the most recent date to which interest has been paid or provided for, semiannually on January 15 and July 15 in each year (each, an "Interest Payment Date"), commencing July 15, 2002, at the rate of 7-3/4% per annum, until the principal hereof is paid or made available for payment. Interest on this Note shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable and paid or provided for on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest which is payable, but is not paid or provided for, on any Interest Payment Date shall forthwith cease to be payable to the registered Holder hereof on the relevant Regular Record Date by virtue of having been such Holder, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to the Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

      Payment of the principal of and the interest on this Note will be made at the office or agency of the Company maintained for that purpose in The Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, interest may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, further, that payment to DTC or any successor Depository may be made by wire transfer to the account designated by DTC or such successor Depository in writing.

      This Security is a Global Security issued on the date hereof which represents $237,800,000 of the principal amount of the Company's 7-3/4% Senior Notes due 2009. This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes") issued and to be issued in one or more series under an Indenture dated as of July 7, 1999 (herein called, together with the Eighth Supplemental Indenture referred to below and all other


                                   Exhibit A-2
indentures supplemental thereto, the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, initially limited (subject to exceptions provided in the Indenture) to the aggregate principal amount specified in the Eighth Supplemental Indenture between the Company and the Trustee, dated as of December 3, 2001, establishing the terms of the Notes pursuant to the Indenture (the "Eighth Supplemental Indenture").

      The Notes are redeemable at the option of the Company, in whole or in part at any time or from time to time, on at least 30 but not more than 60 days prior notice, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum, as determined by the Independent Investment Banker, of the present values of the Remaining Scheduled Payments of the Notes to be redeemed, discounted, on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points. In the case of each of clause (i) and (ii), accrued interest will be payable to the Redemption Date.

      If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series issued under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such Notes.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note, at the times, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

      As provided in the Indenture and subject to certain limitations set forth therein and in this Note, the transfer of this Note may be registered on the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for the purpose in any place where the principal of and interest on this Note are payable, duly endorsed


                                   Exhibit A-3
by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      The Notes are issuable only in registered form without coupons in the denominations specified in the Eighth Supplemental Indenture establishing the terms of the Notes, all as more fully provided in the Indenture. As provided in the Indenture, and subject to certain limitations set forth in the Indenture and in this Note, the Notes are exchangeable for a like aggregate principal amount of Notes of this series in different authorized denominations, as requested by the Holders surrendering the same.

      No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than in certain cases provided in the Indenture.

      Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture contains provisions whereby (i) the Company may be discharged from its obligations with respect to the Notes (subject to certain exceptions) or (ii) the Company may be released from its obligation under specified covenants and agreements in the Indenture, in each case if the Company irrevocably deposits with the Trustee money or U.S. Government Obligations sufficient to pay and discharge the entire indebtedness on all Notes of this series, and satisfies certain other conditions, all as more fully provided in the Indenture.

      This Note shall be governed by and construed in accordance with the laws of the State of New York.

      All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee under the Indenture by the manual signature of one of its authorized signatories, this Note shall not be entitled to any benefits under the Indenture or be valid or obligatory for any purpose.


                                   Exhibit A-4

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.



                                        LIBERTY MEDIA CORPORATION



Attest:                                 By:
       --------------------------          ----------------------------
       Name:                               Name:
       Title:                              Title:



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


Dated:                                  THE BANK OF NEW YORK,
                                        as Trustee



                                        By:
                                           ----------------------------
                                               Authorized Signatory


                                   Exhibit A-5

                             CERTIFICATE OF TRANSFER


      To transfer or assign this Note, fill in the form below:

I or we transfer and assign this Note to



--------------------------------------------------------------------------------
                       (Insert assignee's tax I.D. number)



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (Print or Type assignee's name, address and zip code)

and irrevocably appoint [________________] agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.


Date:                                   Your signature:
     ---------------------------                       -------------------------


                                   Exhibit A-6